SUMMARY PROSPECTUS June 28, 2018

MFS® Government Securities Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated June 28, 2018, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Class A	MFGSX
Class T (Currently Not Offered)	N/A
Class B	MFGBX
Class C	MFGDX
Class I	MGSIX
Class R1	MFGGX
Class R2	MGVSX
Class R3	MFGHX
Class R4	MFGJX
Class R6	MFGKX

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy and hold shares of the fund, which are not reflected below.

You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $100,000 in MFS Funds, and, with respect to Class T shares, you invest at least $250,000 in the fund. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers and Reductions” on page 9 and “Appendix A – Waivers and Reductions of Sales Charges” on page A-1 of the fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		T	B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%		2.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	None	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.10%
Total Annual Fund Operating Expenses	0.86%	0.86%	1.61%	1.61%	0.61%	1.61%	1.11%	0.86%	0.61%	0.50%

#                 This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

MFG-SUM-062818

MFS Government Securities Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$509	$688	$882	$1,441
Class T Shares	$336	$518	$715	$1,284
Class B Shares assuming
redemption at end of period	$564	$808	$1,076	$1,710
no redemption at end of period	$164	$508	$876	$1,710
Class C Shares assuming
redemption at end of period	$264	$508	$876	$1,911
no redemption at end of period	$164	$508	$876	$1,911
Class I Shares	$62	$195	$340	$762
Class R1 Shares	$164	$508	$876	$1,911
Class R2 Shares	$113	$353	$612	$1,352
Class R3 Shares	$88	$274	$477	$1,061
Class R4 Shares	$62	$195	$340	$762
Class R6 Shares	$51	$160	$280	$628

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in U.S. Government securities.  MFS may also invest the fund’s assets in other debt instruments.

U.S. Government securities include mortgage-backed securities and other types of asset-backed securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

MFS generally invests substantially all of the fund’s assets in investment grade quality debt instruments.

MFS may invest a significant percentage of the fund’s assets in a single issuer or a small number of issuers.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, and swaps.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative models that systematically evaluate instruments may also be considered. In structuring the fund, MFS also considers top-down factors.

For purposes of the fund’s 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets or the debt markets generally. Certain events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or segment of a debt market.

Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.

Credit Risk:  The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.

U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury.

Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Inflation-Adjusted Debt Instruments Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Focus Risk:  Issuers in a single country or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the fund’s performance will be affected by the conditions in the countries and regions to which the fund is exposed.  If MFS invests a significant percentage of the fund’s assets in a single issuer or small number of issuers, the fund’s performance could be more volatile than the performance of more diversified funds.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be

MFS Government Securities Fund

substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the three-month period ended March 31, 2018, was (1.27)%. During the period(s) shown in the bar chart, the highest quarterly return was 5.29% (for the calendar quarter ended December 31, 2008) and the lowest quarterly return was (3.24)% (for the calendar quarter ended December 31, 2016).

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2017)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
T Shares	(0.54)%	0.34%	2.79%
B Shares	(2.83)%	(0.28)%	2.42%
C Shares	0.16%	0.09%	2.27%
I Shares	2.27%	1.10%	3.30%
R1 Shares	1.15%	0.09%	2.28%
R2 Shares	1.66%	0.59%	2.79%
R3 Shares	1.91%	0.85%	3.05%
R4 Shares	2.17%	1.10%	3.30%
R6 Shares	2.29%	1.21%	3.35%
A Shares	(2.42)%	(0.03)%	2.60%
Returns After Taxes on Distributions
A Shares	(3.43)%	(1.00)%	1.49%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	(1.37)%	(0.46)%	1.56%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
Bloomberg Barclays U.S. Government/Mortgage Bond Index	2.37%	1.59%	3.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Geoffrey Schechter	2006	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange (the “NYSE”) is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o DST Asset Manager Solutions, Inc., 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

MFS Government Securities Fund

Class	Initial Minimum	Subsequent Minimum
Class A, Class T, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

As of the date of this prospectus, Class T shares are not being offered for sale.

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.